SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 25, 2012

WILLIAM LYON HOMES

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-31625	33-0864902
(Commission File Number)	(IRS Employer Identification Number)

4490 Von Karman Avenue Newport Beach, California

(Address of principal executive offices)

92660

(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 833-3600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 25, 2012, William Lyon Homes, Inc. (“California Lyon”), a California corporation and subsidiary of William Lyon Homes, issued a press release announcing that it had commenced a cash tender offer and consent solicitation for any and all of its outstanding 12% Senior Subordinated Secured Notes due 2017. A copy of the press release is being furnished as Exhibit 99.1 hereto and is hereby incorporated by reference to this Item 8.01.

On October 25, 2012, California Lyon also issued a press release announcing its intention to offer $300,000,000 aggregate principal amount of Senior Notes due 2020, subject to market conditions and other factors. A copy of the press release is furnished as Exhibit 99.2 hereto and is hereby incorporated in reference to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated October 25, 2012, regarding the cash tender offer and consent solicitation.

99.2	Press Release dated October 25, 2012, regarding the proposed senior notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM LYON HOMES

By:	/s/ COLIN T. SEVERN
Colin T. Severn
Vice President, Chief Financial Officer and Corporate Secretary

Date: October 25, 2012

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